SUPPLEMENT TO PROSPECTUS OF
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS


I.       Evergreen Intermediate Term Bond Fund

         The first two sentences of the fourth paragraph under the section entitled "INVESTMENT STRATEGY" in the Fund's prospectus are replaced with the following language:

         The Fund's dollar-weighted average maturity will be less than 10 years. Although the Fund may invest in individual securities of any maturity, the Fund currently expects the dollar-weighted average maturity of its portfolio to range from 5 to 10 years and the average duration to range from 3 to 7 years.


         Evergreen Capital Preservation and Income Fund

         Effective April 7, 2000, Class Y shares will no longer be offered.


April 14, 2000                                                      554014 4/00